SUPPLEMENT DATED OCTOBER 24, 1995
                          TO THE PROSPECTUS OF
                  FRANKLIN NEW YORK TAX-FREE INCOME FUND
                          dated October 1, 1995

The following table is a substitute for the Financial Highlights table included in the Prospectus.


Financial Highlights

Set forth below is a table containing the financial highlights for a Class I share of the Fund for the ten fiscal years in the period ended May 31, 1995. Information regarding Class II shares is included for the period from its effective date (May 1, 1995) to May 31, 1995. The information for each of the five fiscal years in the period ended May 31, 1995 has been audited by Coopers & Lybrand L.L.P. independent auditors, whose audit report appears in the financial statements in the Fund's Annual Report to Shareholders dated May 31, 1995. The information for the preceding five fiscal years ended May 31, 1990, which are also audited, are not covered by the auditors' current report. See the discussion "Reports to Shareholders" under "General Information." Class I
Shares:


                                                              Distri
                                                   Distri-    butions
       Net Asset Net     Net Realized              butions    From      Net Asset        Net Assets Ratio of   Ratio of
Year   Value at  Invest- & Unrealized  Total From  From Net   realized  Value            at End     Expenses   Net Income Portfolio
Ended  Beginning ment    Gains (Losses)Investment  Investment Capital   at End   Total   of Year    to Average to Average Turnover
May 31 of Year   Income  on Securities Operations  Income     Gains     of Year  Return* (in 000's) Net Assets Net Assets Rate

1995   $11.72   $0.73      $0.056       $0.786    $(0.756)     --        $11.75   7.10% $4,725,056    0.57%     6.39%     40.56%
1994    12.07    0.75      (0.338)       0.412     (0.762)     --         11.72   3.18   4,609,999    0.52      6.19      25.67
1993    11.45    0.77       0.630        1.400     (0.780)     --         12.07  12.35   4,339,249    0.52      6.56      12.28
1992    10.94    0.78       0.523        1.303     (0.793)     --         11.45  12.05   3,570,851    0.51      7.01      19.37
1991    10.85    0.80       0.086        0.886     (0.796)     --         10.94   8.20   3,108,151    0.50      7.34      18.62
1990    11.05    0.80      (0.208)       0.592     (0.792)     --         10.85   5.25   2,914,840    0.50      7.30      15.47
1989    10.52    0.80       0.542        1.342     (0.812)     --         11.05  12.95   2,794,766    0.51      7.42      25.68
1988    10.73    0.80      (0.021)       0.779     (0.846)   $(0.143)     10.52   7.33   2,547,062    0.51      7.57      57.94
1987    11.19    0.91      (0.265)       0.645     (0.925)    (0.180)     10.73   5.19   2,558,855    0.52      7.04      33.64
1986    10.49    0.92       0.740        1.660     (0.960)     --         11.19  16.12   1,599,271    0.55      7.68      18.61

Class II Shares:

                                                                  Distri-
                                                      Distri-    butions   Net
        Net Asset            Net Realized             butions    From      Asset          Net Assets Ratio of   Ratio of
Period  Value at  Net        & Unrealized  Total From From Net   Realized  Value           at End    Expenses   Net Income Portfolio
Ended   Beginning Investment Gains         Investment Investment Capital   at End  Total   of Year   to Average to Average Turnover
May 31  of Year   Income     on Securities Operations Income     Gains     of Year Return*(in 000's) Net Assets Net Assets   Rate

++1995  $11.50    $0.05        $0.243       $0.293    $(0.063)    --       $11.73  2.56%    $1,913     1.09%+    5.32%+     40.56%

* Total return  measures the change in value of an  investment  over the periods indicated.  It is not annualized.  It does not include the maximum initial sales charge or the deferred  contingent  sales  charge.  The total return for Class I shares also assumes  reinvestment of dividends at the offering price and capital
gains,   if  any,  at  net  asset  value.   Effective  May  1,  1994,  with  the
implementation  of the Rule  12b-1  Distribution  Plan for  Class I  shares,  as discussed in Note 5, the existing sales charge on reinvested  dividends has been eliminated.

+Annualized

++For the period May 1, 1995 (effective date) to May 31, 1995.
